J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Equity Focus ETF

JPMorgan High Yield Municipal ETF

JPMorgan Limited Duration Bond ETF

JPMorgan Sustainable Municipal Income ETF

(each, a “Fund” and collectively, the “Funds”)

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated April 18, 2023

to the Current Prospectuses and Statements of Additional Information

Each Fund’s shares currently are not being offered to the public, nor have they been approved for listing on any exchange. The Funds are newly-organized series of J.P. Morgan Exchange-Traded Fund Trust (“ETF Trust”) that have been created in connection with the conversion of the four mutual funds described below (each, a “Predecessor Fund”) into exchange-traded funds, which will be effected through the reorganization of each Predecessor Fund into its corresponding Fund (each such reorganization, a “Reorganization”). The table below sets forth each of the Predecessor Funds and the anticipated schedule for each Reorganization:

Predecessor Fund	Fund	Expected Closing Date
JPMorgan High Yield Municipal Fund, a series of JPMorgan Trust I (“Trust I”)	JPMorgan High Yield Municipal ETF	July 14, 2023
JPMorgan Sustainable Municipal Income Fund, a series of JPMorgan Trust II (“Trust II”)	JPMorgan Sustainable Municipal Income ETF	July 14, 2023
JPMorgan Equity Focus Fund, a series of Trust I	JPMorgan Equity Focus ETF	July 28, 2023
JPMorgan Limited Duration Bond Fund, a series of Trust II	JPMorgan Limited Duration Bond ETF	July 28, 2023

At a meeting held on February 7-9, 2023, the boards of ETF Trust, Trust I and Trust II approved the Reorganizations. The Reorganizations will not require shareholder approval prior to consummation.

If the Reorganizations are consummated, each Predecessor Fund will be considered the accounting survivor of each corresponding Reorganization, and accordingly, certain performance, financial highlights and other information relating to each Predecessor Fund has been included in each Fund’s Prospectus and Statement of Additional Information and presented as if each Reorganization has been consummated. However, as of the date of the Funds’ Prospectuses and Statements of Additional Information, the Reorganizations have not occurred.

This supplement will be effective, as to each Fund, until consummation of that Fund’s Reorganization. After the consummation of a Fund’s Reorganization, the Fund’s shares will be offered to the public and traded on an exchange.

In connection with the Reorganizations discussed herein, an information statement/prospectus that is included in a registration statement on Form N-14 has been filed with the Securities and Exchange Commission (the “SEC”). The registration statement filed with the SEC may be amended or withdrawn. Investors are urged to read the materials and any other relevant documents because they contain important information about the Reorganizations. Free copies of the materials are available on the SEC’s web site at www.sec.gov. These materials also are available at www.jpmorganfunds.com and a paper copy can be obtained at no charge by calling 1-800-480-4111.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-ETFCONV-423